July 20, 2012

Dreyfus Investment grade funds, inc.

-Dreyfus Inflation Adjusted SEcurities Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the Fund) advised by Nate Pearson, one of the Fund's primary portfolio managers, and assets under management in those accounts as of May 31, 2012:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Nate Pearson	5	$1.3B	4	$88.6M	52	$4.9B

The following table provides information on accounts managed (included within the table above) by Nate Pearson, one of the Fund's primary portfolio managers, that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Nate Pearson	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by Nate Pearson, one of the Fund's primary portfolio managers, as of May 31, 2012:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Nate Pearson	DIASF	None